     FORM 8-K AMENDED

CURRENT REPORT

Second Amendment to Form 8-K Report of September 8, 2006

Pursuant to Section 13(a) of the Securities Exchange Act of 1934

Date of This Report: September 19, 2006

Period Ending: September 8, 2006

Date This Report Filed with Commission: September 19, 2006

CARTOON ACQUISITION, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50411	20-0269287
(State of	(Commission File	(Federal Employer I. D.
Incorporation)	Number)	No.)

 233 Alexander Street

Second Floor

Rochester, New York 14607-2518

(Street Address of Principal Executive Office)

Mailing Address:

Post Office Box 202

Wyoming, New York 14591-0202

(585) 495-9923

(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

     The Registrant is submitting this Form 8-K filing to report current and extraordinary events in accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934.

EXPLANATION.

     This is the second amendment on Form 8-K/A (the "Second Amendment") to a report filed by Cartoon Acquisition, Inc., a United States corporation (the "Registrant"), with the U. S. Securities and Exchange Commission (the "Commission") on Form 8-K (the [unamended] "Report").

     The contents of the Registrant's Report, including all exhibits, schedules, and amendments thereof and thereto, are hereby incorporated herein by reference thereto.

     On September 12, 2006, the Registrant filed that certain Report (for the period ended September 8, 2006) with the Commission. Included in that Report were a number of disclosures reported by the Registrant covering a number of different items.

     One of the items described in that Report was the resignation of the Registrant's independent compilation accountant, John J. Marchaesi, C. P. A., of Rochester, New York, upon whom the Registrant's certifying accountant could rely. Pursuant to the Registrant's duty to report Mr. Marchaesi's resignation, the Registrant was obligated to provide Mr. Marchaesi with a copy of said Report and to request Mr. Marchaesi to comply with Item 304(a)(3) of Regulation S-B (17 CFR 228.304(a)(3)), which suggests that Mr. Marchaesi must notify the Commission of his agreement or disagreement with the statements made by the Registrant concerning his resignation and disclosed in that Report.

     This Second Amendment is intended to notify the Commission and the public that Mr. Marchaesi mailed his reply to the Commission and that the Registrant received a copy of said notification on the date of this Second Amendment. [The Registrant is annexing a facsimile of Mr. Marchaesi's reply to the Commission as Exhibit 16.1 hereto and is incorporating said exhibit herein by reference thereto and is incorporating said exhibit therein the Report by its inclusion herein this Second Amendment.]

Item 9.01. Financial Statements and Exhibits.

D. Exhibits.

  The following exhibit is deemed "filed" by the Registrant.

    The following exhibit is made a part of the Report, as amended, by its annexation hereto:

Exhibit

   No.     Description of Exhibit

16.1	Facsimile of Response to the Commission by John J. Marchaesi, C. P. A. Required by Item 304(a)(3)

Second Amendment dated September 19, 2006, to Form 8-K Report dated September 8, 2006, Page 2 of 4

FURTHER UNDERTAKINGS.

     The Registrant, for the events that occurred during the period described herein, further agrees (a) to timely file an amendment or amendments that reflect a change or changes in the facts or events that, individually or collectively, represent a fundamental change in the information contained in that Report or in this Second Amendment for the period in question, and (b) to include any other information that may be pertinent to the events described in that Report or in this Second Amendment and obtained by the Registrant on a date beyond the date of that Report or in this Second Amendment.

AVAILABLE INFORMATION.

     The Registrant is subject to the reporting requirements of section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file quarterly, periodic, annual, and transitional reports, and other information with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by U. S. Federal securities rules and regulations. The public may view, read, or make copies of all the Registrant's existing reports, proxy statements, and other documents filed with the Commission at the Commission's Public Reference Room, which is located at 100 F Street, Northeast, Washington, D. C. 20549. Copies of said materials may also be obtained at from the Commission's Web site, the address of which is http://www.sec.gov, or by telephoning the Commission at 1-800-SEC-0330.

     The Registrant shall permit its shareholders to ask questions of, and receive answers from, the Registrant concerning any aspect of the information contained in this Report, and, if necessary, to obtain additional information, to the extent the Registrant possesses such information or to the extent the Registrant can acquire such information without unreasonable effort or unreasonable expense. The Registrant encourages its shareholders to contact it; if by mail, to its mailing address, which is Post Office Box 202, Wyoming, New York, 14591-0202, or to the address of its principal executive office. As of the date of this Report, the Registrant does not operate a website.

Second Amendment dated September 19, 2006, to Form 8-K Report dated September 8, 2006, Page 3 of 4

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: September 19, 2006

By Order of the Board of Directors:

Cartoon Acquisition, Inc.,

a United States corporation (the "Registrant")

/s/ Randolph S. Hudson

Randolph S. Hudson

Chief Executive (Principal Executive) Officer

Chief Financial (Principal Financial) Officer

THIS REPORT DOES NOT REQUIRE CERTIFICATIONS BY THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER.

Second Amendment dated September 19, 2006, to Form 8-K Report dated September 8, 2006, Page 4 of 4